UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): February 12, 2019

ORGANOGENESIS HOLDINGS INC.

(Exact Name of Registrant as specified in its charter)

Delaware	001-37906	98-1329150
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

85 Dan Road Canton, MA		02021
(Address of principal executive offices)		(Zip Code)

(781) 575-0775

(Registrant’s telephone number, including area code)

Not Applicable

(Registrant’s name or former address, if change since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.02	Results of Operations and Financial Condition.

The information set forth in Item 7.01 of this Current Report on Form 8-K below is incorporated in this Item 2.02 by reference.

Item 7.01	Regulation FD Disclosure.

On February 12, 2019, Organogenesis Holdings Inc. (“ORGO” or the Company”) reaffirmed the revenue guidance for the fourth quarter and year ended December 31, 2018 and the year ended December 31, 2019, which was previously provided on January 7, 2019 and is set forth below.

Fourth Quarter and Fiscal 2018

The Company expects to report net revenue for the fourth quarter of between $62.1 million and $63.1 million, resulting in expected net revenue for the year ended December 31, 2018 of between $192 million and $193 million. ORGO reported net revenue for the year ended December 31, 2017 of $198.5 million.

The fiscal 2018 forecast assumes (i) net revenue from Advanced Wound Care products of between $163.1 million and $164 million, representing a decrease in revenue of 8% to 9% over 2017 and (ii) net revenue from Surgical & Sports Medicine products of between $28.9 million and $29 million, representing an increase of 47% to 48% over 2017. In addition, ORGO has assumed for purposes of this forecast that net revenue from the sale of its PuraPly products will represent between $68.1 million and $69.1 million of total net revenue, representing a decrease of 37% to 38% over 2017.

Fiscal 2019

In addition, the Company announced total net revenue expectations for the year ended December 31, 2019. For the fiscal 2019 period, the Company expects total net revenue of between $248 million and $259 million, representing growth of approximately 29% to 35% year-over-year as compared to the midpoint of the expected 2018 results of approximately $192.5 million. The fiscal 2019 forecast assumes (i) net revenue from Advanced Wound Care products of between $219 million and $229 million, representing growth of approximately 34% to 40% year-over-year as compared to the midpoint of the expected 2018 results of approximately $163.6 million and (ii) net revenue from Surgical & Sports Medicine products of between $29.5 million and $31 million, representing growth of approximately 2% to 7% year-over-year as compared to the midpoint of the expected 2018 results of approximately $28.9 million. The fiscal 2019 forecast also assumes that net revenue from the sale of its PuraPly products will represent between $96 million and $103 million of total net revenue, representing growth of approximately 40% to 50% year-over-year as compared to the midpoint of the expected 2018 results of approximately $68.6 million.

Corporate Presentation

A copy of the slide presentation that will be used by representatives of the Company in connection with investor meetings or presentations from time to time (the “Corporate Presentation”) is attached to this Current Report on Form 8-K as Exhibit 99.1. The Corporate Presentation is current as of February 12, 2019, and the Company disclaims any obligation to correct or update this material in the future.

The information in this Form 8-K (including Exhibit 99.1) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Cautionary Note Regarding Forward-Looking Statements

The Company makes forward-looking statements in this report within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements relate to expectations or forecasts for future events. Forward-looking statements may be identified by the use of words such as “will,” “forecast,” “intend,” “seek,” “target,” “anticipate,” “believe,” “expect,” “estimate,” “plan,” “outlook,” “extend,” and “project” and other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. Such forward looking statements include statements relating to the Company’s expected revenue for fiscal 2018 and fiscal 2019 and the breakdown of such revenues in both its Advanced Wound Care and Surgical & Sports Medicine categories as well as the estimated revenue contribution of its PuraPly products. Forward looking statements with respect to the continued existence and operations of the Company, strategies, prospects and other aspects of the business of the Company are based on current expectations that are subject to known and unknown risks and uncertainties, which could cause actual results or outcomes to differ materially from expectations expressed or implied by such forward looking statements. These factors include, but are not limited to: (1) the Company has incurred significant losses since inception and anticipates that it will incur substantial losses for the foreseeable future; (2) the Company faces significant and continuing competition, which could adversely affect its business, results of operations and financial condition; (3) rapid technological change could cause the Company’s products to become obsolete and if the Company does not enhance its product offerings through its research and development efforts, it may be unable to effectively compete; (4) to be commercially successful, the Company must convince physicians that its products are safe and effective alternatives to existing treatments and that its products should be used in their procedures; (5) the Company’s ability to raise funds to expand its business; (6) the impact of any changes to the reimbursement levels for the Company’s products and the impact to the Company of the loss of preferred “pass through” status for PuraPly AM and PuraPly on October 1, 2020; (7) the Company’s ability to successfully appeal Nasdaq’s determination to delist the securities and otherwise maintain compliance with applicable Nasdaq listing standards; (8) changes in applicable laws or regulations; (9) the possibility that the Company may be adversely affected by other economic, business, and/or competitive factors; and (10) other risks and uncertainties described in other documents filed or to be filed with the Securities and Exchange Commission by the Company. Although it may voluntarily do so from time to time, the Company undertakes no commitment to update or revise the forward-looking statements, whether as a result of new information, future events or otherwise, except as required by applicable securities laws.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

The following exhibit relating to Item 7.01 shall be deemed to be furnished, and not filed:

Exhibit No.	Description

99.1	Corporate Presentation current as of February 12, 2019

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Organogenesis Holdings Inc.

By:	/s/ Timothy M. Cunningham
Name:	Timothy M. Cunningham
Title:	Chief Financial Officer

Date: February 12, 2019